Exhibit 99

Global Structured Finance

BoAMS 2005-F

Group 4 Intersest Only Loans

65 records

Balance: 36,440,674

Jun 23, 2005 08:47

Original Balance

Original Balance	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
350,001 - 450,000	19	$7,819,000	21.46%	$412,053	5.726%	643	757	813	37.50%	66.59%	80.00%	360	0
450,001 - 550,000	20	9,994,774	27.43	499,739	5.841	650	734	791	50.00	71.22	80.00	360	0
550,001 - 650,000	11	6,624,000	18.18	602,182	5.711	669	741	819	35.14	72.47	80.00	360	0
650,001 - 750,000	9	6,190,000	16.99	687,778	5.789	717	755	797	55.42	66.25	75.00	360	0
750,001 - 850,000	2	1,608,000	4.41	804,000	5.501	761	774	786	53.87	64.09	74.42	360	0
950,001 - 1,050,000	3	2,979,900	8.18	993,300	5.544	771	785	804	50.00	68.04	80.00	360	0
1,150,001 - 1,250,000	1	1,225,000	3.36	1,225,000	5.500	765	765	765	61.25	61.25	61.25	359	1

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

Average: $560,779.60

Lowest: $370,600.00

Highest: $1,225,000.00

Gross Coupon

Gross Coupon	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
4.876 - 5.000	1	$600,000	1.65%	$600,000	5.000%	709	709	709	80.00%	80.00%	80.00%	359	1
5.001 - 5.125	1	376,000	1.03	376,000	5.125	778	778	778	80.00	80.00	80.00	360	0
5.126 - 5.250	5	3,343,924	9.18	670,785	5.250	733	773	813	67.80	77.01	80.00	360	0
5.251 - 5.375	4	2,131,200	5.85	532,800	5.375	700	719	768	73.13	77.31	80.00	360	0
5.376 - 5.500	6	3,468,300	9.52	578,050	5.500	734	767	792	52.50	65.09	80.00	360	0
5.501 - 5.625	10	6,263,900	17.19	626,390	5.625	650	752	808	35.14	59.88	80.00	360	0
5.626 - 5.750	11	6,287,400	17.25	571,582	5.750	683	756	804	53.87	72.71	80.00	360	0
5.751 - 5.875	12	6,331,400	17.37	527,617	5.875	703	752	819	50.00	70.35	80.00	360	0
5.876 - 6.000	3	1,486,400	4.08	495,467	6.000	737	759	773	80.00	80.00	80.00	360	0
6.001 - 6.125	5	2,377,900	6.53	475,580	6.125	643	743	791	50.18	58.09	64.24	360	0
6.126 - 6.250	4	2,295,650	6.30	573,913	6.250	669	723	788	60.14	65.64	75.39	359	1
6.251 - 6.375	2	978,600	2.69	489,300	6.375	734	748	771	49.41	68.42	80.00	359	1
6.376 - 6.500	1	500,000	1.37	500,000	6.500	700	700	700	50.00	50.00	50.00	359	1

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

W.A.: 5.733%

Lowest: 5.000%

Highest: 6.500%

Credit Score

Credit Score	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
800 - 824	4	$2,415,000	6.63%	$606,250	5.676%	804	810	819	37.50%	66.39%	74.35%	359	1
775 - 799	18	10,303,300	28.27	572,406	5.670	775	784	797	50.18	71.18	80.00	360	0
750 - 774	16	9,272,150	25.44	579,509	5.744	750	764	773	49.41	66.74	80.00	360	0
725 - 749	7	3,547,824	9.74	506,832	5.767	733	735	739	35.14	65.44	80.00	360	0
700 - 724	14	7,957,400	21.84	568,386	5.723	700	712	724	50.00	69.98	80.00	360	0
675 - 699	2	936,000	2.57	468,000	5.686	683	689	695	80.00	80.00	80.00	360	0
650 - 674	3	1,624,000	4.46	541,333	6.066	650	663	669	59.73	63.37	66.06	360	0
625 - 649	1	385,000	1.06	385,000	6.125	643	643	643	62.60	62.60	62.60	360	0

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

W.A.: 751

Lowest: 643

Highest: 819

Index

Index	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
12ML	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

Loan Purpose

Loan Purpose	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
Purchase	39	$21,837,174	59.93%	$560,184	5.664%	695	754	819	35.14%	73.50%	80.00%	360	0
Refinance-Cashout	15	7,824,600	21.47	521,640	5.867	643	742	808	37.50	60.46	78.79	360	0
Refinance-Rate/Term	11	6,778,900	18.60	616,264	5.801	669	749	786	50.18	62.73	80.00	360	0

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

Property Type

Property Type	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
SFR	40	$22,267,200	61.11%	$556,930	5.763%	643	748	819	35.14%	65.85%	80.00%	360	0
PUD Detach	16	9,077,274	24.91	567,330	5.645	683	740	792	50.00	72.00	80.00	360	0
Condo - Low	6	3,144,200	8.63	524,033	5.840	767	783	797	64.24	74.15	80.00	360	0
Condo	2	1,376,000	3.78	688,000	5.579	778	797	804	74.35	75.89	80.00	359	1
PUD Attach	1	576,000	1.58	576,000	5.750	751	751	751	80.00	80.00	80.00	360	0

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

Occupancy Status

Occupancy Status	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
Primary	59	$32,924,674	90.35%	$558,215	5.718%	643	750	819	35.14%	68.44%	80.00%	360	0
Secondary	6	3,516,000	9.65	586,000	5.870	721	756	780	55.42	71.13	80.00	360	0

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

Geographic Distribution

Geographic Distribution	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
California	30	$16,454,450	45.15%	$548,482	5.774%	643	746	797	49.41%	70.18%	80.00%	360	0
Florida	8	4,334,600	11.89	541,825	5.686	734	775	808	35.14	60.12	80.00	360	0
Virginia	5	2,778,700	7.63	555,740	5.455	701	747	789	67.69	74.21	80.00	360	0
Maryland	5	2,477,624	6.80	495,525	5.681	683	719	737	55.55	75.75	80.00	359	1
South Carolina	3	1,412,000	3.87	470,667	5.724	720	755	792	80.00	80.00	80.00	360	0
District of Columbia	2	1,310,000	3.59	655,000	5.911	669	699	724	55.69	59.42	63.83	360	0
Georgia	1	1,225,000	3.36	1,225,000	5.500	765	765	765	61.25	61.25	61.25	359	1
Nevada	2	1,185,000	3.25	592,500	6.015	705	714	721	55.42	66.21	80.00	360	0
Massachusetts	1	999,900	2.74	999,900	5.625	771	771	771	50.00	50.00	50.00	360	0
Montana	1	808,000	2.22	808,000	5.750	786	786	786	53.87	53.87	53.87	360	0
Texas	2	790,000	2.17	400,000	5.566	792	802	813	67.80	73.98	80.00	360	0
Arizona	1	699,000	1.92	699,000	5.625	780	780	780	74.36	74.36	74.36	359	1
Hawaii	1	608,000	1.67	608,000	6.375	734	734	734	80.00	80.00	80.00	359	1
North Carolina	1	575,000	1.58	575,000	5.875	819	819	819	74.19	74.19	74.19	359	1
Washington	1	412,000	1.13	412,000	5.375	768	768	768	80.00	80.00	80.00	360	0
Missouri	1	371,400	1.02	371,400	6.125	769	769	769	58.49	58.49	58.49	359	1

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

County Distribution

County Distribution	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
LOS ANGELES	8	$4,142,800	11.37%	$517,850	5.837%	669	762	791	52.50%	70.02%	80.00%	360	0
SAN DIEGO	4	2,296,650	6.30	574,163	5.870	700	734	761	50.00	68.29	75.39	359	1
ORANGE - CA	4	2,096,100	5.75	524,025	5.764	709	739	785	49.41	61.19	80.00	360	0
SAN MATEO	3	1,855,000	5.09	618,333	5.812	700	748	788	60.14	72.16	80.00	360	0
FAIRFAX	3	1,659,500	4.55	553,167	5.509	739	772	789	67.69	73.12	78.79	360	0
MARIN	2	1,655,000	4.54	827,500	5.505	779	786	797	75.00	77.96	80.00	360	0
MONTGOMERY	3	1,527,124	4.19	509,041	5.623	683	709	733	80.00	80.00	80.00	359	1
COLLIER	2	1,386,400	3.80	693,200	5.820	767	794	804	74.35	75.92	80.00	359	1
DIST OF COLUMBIA	2	1,310,000	3.59	655,000	5.911	669	699	724	55.69	59.42	63.83	360	0
SANTA CLARA	2	1,268,000	3.48	634,000	5.750	703	741	773	74.64	76.92	79.59	360	0
Other	32	17,244,100	47.32	539,191	5.709	643	751	819	35.14	66.18	80.00	360	0

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

Original LTV

Original LTV	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
35.01 - 40.00	2	$1,100,000	3.02%	$550,000	5.625%	734	764	808	35.14%	36.11%	37.50%	360	0
45.01 - 50.00	4	2,370,500	6.51	592,625	5.980	700	752	771	49.41	49.91	50.00	360	0
50.01 - 55.00	3	1,654,500	4.54	551,500	5.783	750	777	786	50.18	52.57	53.87	360	0
55.01 - 60.00	7	3,827,100	10.50	546,729	5.823	650	724	769	55.42	57.06	59.73	360	0
60.01 - 65.00	6	3,824,900	10.50	637,483	5.927	643	742	791	60.14	62.19	64.24	360	0
65.01 - 70.00	7	3,512,500	9.64	503,214	5.746	669	742	813	66.06	68.37	70.00	360	0
70.01 - 75.00	11	7,107,000	19.50	646,091	5.656	717	778	819	70.69	73.56	75.00	360	0
75.01 - 80.00	25	13,044,174	35.80	521,767	5.646	683	744	792	75.39	79.67	80.00	360	0

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

W.A.: 68.70%

Lowest: 35.14%

Highest: 80.00%

Original Term

Original Term	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
360	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

W.A.: 360.0 months

Lowest: 360 months

Highest: 360 months

12. Documentation

Documentation	Number of Mortgage Loans	Aggregate Current Principal Balance	Percent of Loans by Principal Balance	Average Original Principal Balance	W.A. Gross Coupon	Min. FICO Score	W.A. FICO Score	Max. FICO Score	Min. Original LTV	W.A. Original LTV	Max. Original LTV	W.A. Remaining Term to Maturity	W.A. Loan Age
Rapid	25	$15,103,600	41.45%	$604,144	5.741%	700	757	804	50.00%	72.46%	80.00%	360	0
Standard	19	10,852,324	29.78	571,175	5.726	643	730	808	37.50	66.12	80.00	360	0
Reduced	21	10,484,750	28.77	499,750	5.730	717	763	819	35.14	65.95	80.00	360	0

Total:	65	$36,440,674	100.00%	$560,780	5.733%	643	751	819	35.14%	68.70%	80.00%	360	0

Banc of America Securities LLC

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the “material”), is for your private information, and Banc of America Securities LLC (the “Underwriter”) is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete, and it should not be relied upon as such. By accepting this material, the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions, or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and/or buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”), and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not as an agent for the issuer in connection with the proposed transaction.